UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2018

ManTech International Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-49604	22-1852179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12015 Lee Jackson Highway, Fairfax, VA	22033
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (703) 218-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 ( § 203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 ( § 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 6, 2018, the Compensation Committee of the Board of Directors (Compensation Committee) of the Company approved the 2018 Executive Incentive Compensation Plan (2018 Plan), in which the Company’s executive officers, including the Company’s named executive officers (NEOs), participate. The 2018 Plan includes potential performance goals for participants based on the following criteria at each of the Company level and business group level: revenue; earnings before interest and taxes; and contract bookings. The inclusion and weighting of particular performance goals varies depending on the participant. The 2018 Plan provides for target incentive payment amounts for each of the executive officers that range from 75% to 85% of such officer’s 2018 base salaries. Based on actual results in 2018, the potential payouts under the 2018 Plan may range from 0% to 175% of the executive officers’ respective target incentive payment amounts. The description of the 2018 Plan set forth herein is qualified in its entirety by reference to the full text of the 2018 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On March 6, 2018, the Compensation Committee approved grants of equity awards to our NEOs. The grants consisted of both stock options and time-based restricted stock units (RSUs). One-third of the RSUs vest on each of the first, second, and third anniversary of the date of the grant, subject in each case to the continued employment of the award recipient through the applicable vesting date. The RSUs were granted pursuant to the Company’s form of time-based RSU award agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	ManTech International Corporation 2018 Executive Incentive Compensation Plan
10.2	Form of Time-Based Restricted Stock Unit Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANTECH INTERNATIONAL CORPORATION

	By:	/s/ Michael R. Putnam
Date: March 9, 2018	Name:	Michael R. Putnam
	Title:	Senior VP - Corporate & Regulatory Affairs